EXHIBIT 99.4

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ DREW KEITH                                              CFO
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                                10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:

/s/ JESSICA L. WILSON                            Chief Accounting Officer
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                        10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-1

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
                                                                MONTH              MONTH              MONTH
                                            SCHEDULE      --------------------------------------------------------
ASSETS                                       AMOUNT           JULY 2000         AUGUST 2000      SEPTEMBER 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                          $40,098            $30,292            $30,292           $30,292
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                    $0                 $0        $7,059,605
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                 $40,098            $30,292            $30,292        $7,089,897
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)               $9,006,275         $7,911,886         $7,373,845        $7,368,368
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                              $20,429,725        $20,185,546        $20,210,735        $4,277,599
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                   $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                             $258,310            $98,969           $57,002
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                    $21,367,511      ($348,677,077)     ($349,262,961)    ($350,714,562)
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                   $50,843,609      ($320,291,043)     ($321,549,120)    ($331,921,696)
------------------------------------------------------------------------------------------------------------------

10.    PROPERTY, PLANT & EQUIPMENT           $474,988,760       $566,864,544       $566,833,977      $553,211,713
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                    $89,110,093        $89,107,595       $86,299,859
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                             $474,988,760       $477,754,451       $477,726,382      $466,911,854
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                            $599,113                 $0                $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                         $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                          $525,832,369       $158,062,521       $156,177,262      $134,990,158
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                              $94,965           $107,731          $101,079
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                      $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                         ($726,656)         ($967,240)      ($9,371,337)
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                 ($631,691)         ($859,509)      ($9,270,258)
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                           $23,187,921        $23,109,424        $23,109,424       $22,996,901
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                           $4,672,323                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                        $392,188,633        $14,942,082        $17,477,245       $17,596,321
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                       $92,595,199        $88,750,302       $88,607,241
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES         $420,048,877       $130,646,705       $129,336,971      $129,200,463
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                     $420,048,877       $130,015,014       $128,477,462      $119,930,205
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                $29,200,132        $29,200,132       $29,200,132
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                          ($1,152,625)       ($1,500,332)     ($14,140,179)
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0        $28,047,507        $27,699,800       $15,059,953
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                        $420,048,877       $158,062,521       $156,177,262      $134,990,158
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-2

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

INCOME STATEMENT
                                             MONTH          MONTH           MONTH
                                         ----------------------------------------------   QUARTER
REVENUES                                   July 2000     August 2000   September 2000      TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                 $0        $14,500              $0        $14,500
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                    $0        $14,500              $0        $14,500
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                   $0        $14,500              $0        $14,500
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                 $190,377       $174,931         $61,018       $426,326
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                              $21,437             $0         $67,233        $88,670
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                 $211,814       $174,931        $128,251       $514,996
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                        ($211,814)     ($160,431)      ($128,251)     ($500,496)
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)               $0       $108,626       ($249,924)     ($141,298)
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                         $386,989       $310,537        $371,191     $1,068,717
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                         $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0     $20,816,809    $20,816,809
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES              $386,989       $419,163     $20,938,076    $21,744,228
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0            $250           $250
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0             $0            $250           $250
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                              ($239,521)     ($231,838)    ($8,426,532)   ($8,897,891)
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                       ($359,282)     ($347,756)   ($12,640,045)  ($13,347,083)
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-3

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------
                                             MONTH            MONTH           MONTH
CASH RECEIPTS AND                       --------------------------------------------------    QUARTER
DISBURSEMENTS                              JULY 2000       AUGUST 2000    SEPTEMBER 2000       TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                  $30,292         $30,292          $30,292         $30,292
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                $5,000        $690,326           $7,150        $702,476
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                    $5,000        $690,326           $7,150        $702,476
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                        ($5,000)      ($690,326)         ($7,150)      ($702,476)
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS               ($5,000)      ($690,326)         ($7,150)      ($702,476)
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                  $0             ($0)              $0             ($0)
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $30,292         $30,292          $30,292         $30,292
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                        $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                   $0             ($0)              $0             ($0)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $30,292         $30,292          $30,292         $30,292
----------------------------------------------------------------------------------------------------------

 -------------         -------------
|    REOC     |       |   LEGACY    |
|   ENTITY    |       |   ENTITY    |
 -------------         -------------
     |     |             |     |
     |     | 50%     50% |     |
     |     |             |     |
     |     ----------------    |
49.5%|    |      LLC       |   |49.5%
     |    |                |
     |     ----------------
     |            |
     |            |  1%
     |            |
     ---------------------------          ---------------------------
    |             LP            |        |            UBS            |
    |                           |        |                           |
     ---------------------------          ---------------------------
                  \                                     /
                gp \ 50%                            lp / Preference 50%
                    \                                 /
                     \                               /

                 ---------------------------------------
                |                   LP                  |
                |                                       |
                 ---------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-4

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

                                                                      MONTH           MONTH            MONTH
                                                    SCHEDULE     -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT         JULY 2000      AUGUST 2000    SEPTEMBER 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                             ($21,000)              $0        ($36,600)
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                            ($16,000)              $0              $0
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                $200               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     91+                                                            $7,948,686       $7,373,845      $7,404,968
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                       $0             $7,911,886       $7,373,845      $7,368,368
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                        $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                       $0             $7,911,886       $7,373,845      $7,368,368
------------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:  September 2000

                                     0-30            31-60            61-90            91+
TAXES  PAYABLE                       DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                           $0              $0              $0               $0               $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                             $0              $0              $0               $0               $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                             $0              $0              $0               $0               $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)               $0              $0              $0               $0               $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE               $0              $0              $0               $0               $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE             $36,350          $1,140           ($895)         $64,484         $101,079
------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH:  September 2000

                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0          $4,894           $4,894              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0               0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0          $4,894           $4,894              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0          $4,894           $4,894              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-5

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: September 2000
BANK RECONCILIATIONS
                                              Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                              Bank One        Bank One        Bank One
----------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                  1559691322      1559691330      9320014690         TOTAL
----------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                   Deposit          Payroll     Health Insurance
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                       $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN        N/A - Lockbox only No activity   Account closed
------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.     N/A
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------

CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                             $30,292
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                    $30,292
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-6

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

                                                    MONTH:        September 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
              NAME         PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   Pete Sanderlin    Salary                      $0       $17,200
--------------------------------------------------------------------
2.   Tom Mealie        Salary                      $0       $17,200
--------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                  $0       $34,400
--------------------------------------------------------------------


                                  PROFESSIONALS
--------------------------------------------------------------------------------
            DATE OF COURT                                               TOTAL
          ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
    NAME      PAYMENT        APPROVED        PAID         TO DATE     & UNPAID*
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS             $0            $0            $0            $0
--------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                        SCHEDULED      AMOUNTS
                                         MONTHLY        PAID          TOTAL
                                        PAYMENTS       DURING        UNPAID
          NAME OF CREDITOR                 DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.  GE Capital                            $4,038       $20,190         $0
--------------------------------------------------------------------------------
2.  GE Capital                            $4,402       $22,010         $0
--------------------------------------------------------------------------------
3.  GE Capital                            varies       $70,321         $0
--------------------------------------------------------------------------------
4.  N/A                                                                $0
--------------------------------------------------------------------------------
5.  N/A                                                                $0
--------------------------------------------------------------------------------
6.  TOTAL                                 $8,440      $112,521         $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-7

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

                                                           MONTH: September 2000

QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                   YES       NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?          X
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                        X
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
--------------------------------------------------------------------------------
Item 4 - In September, GE Capital was paid current (since 5/00) for debt outstanding as equipment was located and used in operations.
--------------------------------------------------------------------------------
Item 1 - Certain Inventory and aircraft rotable parts were sold in a partial auction during August and September 2000. The Company generated $7.4 million of proceeds. The cash is being held as restricted cash as the assets sold are collateral for Wells Fargo Bank.
--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------
                                                                   YES       NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                      X
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
   TYPE  OF                                                       PAYMENT AMOUNT
    POLICY               CARRIER          PERIOD COVERED           & FREQUENCY
--------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.                   FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42144                                      ACCRUAL BASIS

                                                                                   MONTH:  September 2000

------------------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS         LINE
 FORM NUMBER         NUMBER                                   FOOTNOTE/EXPLANATION
------------------------------------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
------------------------------------------------------------------------------------------------------------------------------
      General                  This operation closed in May of 2000. Costs incurred during
                                  September 2000 consisted of costs associated with shut down procedures, maintaining collateral and writing off uncollectible receivables.
------------------------------------------------------------------------------------------------------------------------------
       3                8      All cash received into the Company cash accounts is swept
                                  each night to Kitty Hawk, Inc. Master Account (see Case
                                  #400-42141).
------------------------------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
------------------------------------------------------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------------------------
      General                  In August and September 2000, Kitty Hawk International conducted a partial auction of aircraft parts, which generated approximately $7.4 million in proceeds
                                 The cash proceeds are held in a separate operating account as distinct funds as the aircraft parts are collateral on the Company's bank loans.
------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                   September 2000

8.   OTHER (ATTACH  LIST)                             $ (350,714,562)Reported
                                              -----------------------
        Intercompany Receivables                        (378,761,952)
        A/R Senior Noteholders                              (288,020)
        A/R Other                                            (87,674)
        A/R 401(k) Loan                                      (10,048)
        A/R Employees                                         (1,470)
        A/R Insurance                                        133,954
        A/R Payroll Advance                                      680
        A/R Travel Advance                                      (520)
        A/R Auction Proceeds                                 737,207
        A/R Starman Brothers Auction                        (418,617)
        A/R Pass Thru billings                              (114,500)
        A/R Aging Reconciling item                            33,951
        Fuel Inventory                                        25,430
        Fuel Intoplane suspense                                9,580
        Deferred Taxes                                    13,097,746
        Aircraft held for resale                          13,798,267
        Intangible Brazil Landings                           377,745
        Loan Org Costs                                       119,130
        Deposits - Landing Fees                                5,016
        Deposits - Aircraft                                  584,321
        Accum Amortization                                  (379,854)
        Security Deposit                                     425,066
                                              -----------------------
                                                        (350,714,562)Detail
                                              -----------------------
                                                                   - Difference



22.  OTHER (ATTACH LIST)                                $ (9,371,337)Reported
                                              -----------------------
        Accrued income taxes                              (9,426,787)
        Accrued Misc                                          29,882
        Accrued A/P                                           17,126
        Accrued 401(k)                                        (5,281)
        Accrued payroll taxes                                    873
        Accrued Salaries/Wages                                     -
        Accrued Fuel                                          12,850
                                              -----------------------
                                                          (9,371,337)Detail
                                              -----------------------
                                                                   - Difference

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS

27.  OTHER (ATTACH LIST)                                $ 88,607,241 Reported
                                              -----------------------
        Deferred Taxes                                    87,246,212
        Accrued Taxes payable                            (18,954,646)
        Aircraft Maintenance Reserves                     11,514,163
        Accrued Fuel expenses                              5,403,028
        Prepaid Fuel                                      (5,661,963)
        Accrued Salaries/Vacation/Employee Benefits        4,075,349
        Uncleared 4/28/00 Payroll Checks                      66,601
        A/P Other/Accrued/Unrecorded                        (273,916)
        Purchase reserves                                  1,762,176
        Accrued Landing fees/parking/cargo fees            1,644,307
        Various accrued taxes                              1,313,200
        Other Misc accruals                                  472,730

                                              -----------------------
                                                          88,607,241 Detail
                                              -----------------------
                                                                   - Difference

ACCRUAL BASIS-2

17.  NON-OPERATING EXPENSE (ATT.  LIST)                    ($249,924)Reported
                                              -----------------------
        Gain on asset sale to Connie Kalitta                (200,000)
        Fuel tax refunds                                     (12,236)
        Legal recovery of Captains Checks                    (37,688)
                                              -----------------------
                                                            (249,924)Detail
                                              -----------------------
                                                                   - Difference

21.  OTHER (ATTACH LIST)                                  20,816,809 Reported
                                              -----------------------
        Loss on Auction                                   20,816,809 Detail
                                              -----------------------
                                                                   - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH  LIST)                                     (7,150)Reported
                                              -----------------------
        Transfer to Inc - all money sweeps                    (7,150)Detail
                                              -----------------------
           to KH Inc. Case #400-42141                              - Difference
                                              -----------------------